

S&W Seed Company



Forward- Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "guidance," "eventually" or "projected." Forward-looking statements in this release include, but are not limited to: the anticipated benefits of initiatives to drive our business towards profitability and achieve best-in-class operational effectiveness; performance of our seed technology products, including the expected contribution of Double Team to fiscal 2024 revenue, and anticipated launch of our products currently under development; our success in developing and commercializing Double Team Forage Sorghum solution and Prussic Acid Free Trait for sorghum; our financial projections and underlying assumptions, including with respect to revenue contributions from Double Team and U.S. forage and an expected gross profit contribution from Double Team of approximately 60%, such as our fiscal 2024 revenue outlook and expected fiscal 2024 revenue growth, fiscal 2024 adjusted EBITDA outlook, expected gross margins, adjusted operating expenses and adjusted EBITDA, our targeted reductions in operating expenses, initiatives to drive operational efficiencies, and improvements in overall production costs; the potential of Double Team to achieve approximately 10% trait adoption in the U.S. in fiscal 2024 and overall expected growth of sorghum acres over the next decade; our commercialization plans and our ability to leverage our industry experience and customer base to achieve our commercialization plans; our expectations regarding the performance of our joint ventures; and the execution of our strategic and commercial plans. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including risks and uncertainties related to: market adoption of products designed to support the energy transition and customer demand for the JV's products; our proprietary seed trait technology products, including Double Team, may not yield their anticipated benefits, including with respect to their impact on revenues and gross margins; sales of our products may be lower than anticipated; our strategic initiatives may not achieve the expected results; the effects of unexpected weather and geopolitical and macroeconomic events, such as global inflation, bank failures, supply chain disruptions, uncertain market conditions, the armed conflict in Sudan, the ongoing military conflict between Russia and Ukraine and related sanctions and the war between Israel and Hamas, on our business and operations as well as those of our partnership, and the extent to which they disrupt the local and global economies, as well as our business and the businesses of our partnership, our customers, distributors and suppliers; sufficiency of the JV's cash and access to capital in order to develop its business; the sufficiency of our cash and access to capital in order to meet our liquidity needs, including our ability to pay our growers as our payment obligations come due; our need to comply with the financial covenants included in our loan agreements, refinance certain of our credit facilities and raise additional capital in the future and our ability to continue as a "going concern"; changes in the competitive landscape and the introduction of competitive products may negatively impact our results of operations; previously experienced logistical challenges in shipping and transportation of our products may become amplified, delaying our ability to recognize revenue and decreasing our gross margins; we may be unable to achieve our efforts to drive growth, improve gross margins and reduce operating expenses; the inherent uncertainty and significant judgments and assumptions underlying our financial outlook for fiscal 2024; and the risks associated with our ability to successfully optimize and commercialize our business, such as changes in market conditions, including any unexpected decline in commodity prices. These and other risks are identified in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended June 30, 2023 and in other filings subsequently made by the Company with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

S&W Seed Company *is well-positioned to be an* *industry leader in sorghum technologies.* *We also develop a variety of novel crops and cropping systems which contribute to* *animal forage, cover crops and renewable fuels.*

Core Crop Portfolio

Diversified Middle Market Agricultural Platform

Hybrid Sorghum (Trait Portfolio)



Alfalfa/Forage



Pasture Products



Camelina
Vision Bioenergy Oilseeds (JV with Shell)


BIOFUEL



Key Strategies & Takeaways

S&W SEED COMPANY

1. Robust Sorghum Technology Portfolio bolstering S&W's competitive position, focusing on increased farm success and returns on sorghum acres, and increasing Sorghum Seed Margins to approximately 60%
   - S&W's 2022 commercial launch of a new, proprietary, high-value sorghum trait technology has achieved rapid grower adoption (projected ~10% Trait Adoption 3 years post launch in US FY 2024).
   - Similar value delivered to growers and expected penetration trends for key Global Sorghum Markets post launch.
   - Implementing Licensing Strategy, working with leading Seed Brands in each key Global Sorghum Market to optimize farm service, availability, penetration and profitability. Target Geographies: US, Mexico, Argentina, Brazil and Australia
2. Implemented a series of initiatives to drive the business towards profitability in the near-term with a goal of best-in-class operational effectiveness.
3. Discontinued or partnered on certain non-core operations while evaluating opportunities to further monetize non-core assets.
4. Signed significant partnership agreement with Shell to develop novel plant genetics for oilseed cover crops as feedstocks for biofuel production.
5. Near-term cash needs funded by non-dilutive payment of $6 million from Shell received in February 2024.



"Since taking over as CEO in July 2023, we have moved quickly to define our business strategies to optimize results centered around best-in-class operational effectiveness of our broader sorghum technology program and forage operations. We are also lasered focused on implementing a series of operational initiatives to drive the business towards profitability in the near-term."

Mark Herrmann, CEO

Sorghum Technology

Well-Positioned to be an Industry Leader in Sorghum Trait Technology

Favorable Global Sorghum Market Dynamics

Important global crop that has potential to replace other large grain acres.

- 5th Largest cereal crop globally used as a substitute for many grains on the market today.
- Approximately 15.5 million acres globally, with expectations to increase due to S&W's introduction of new technologies to increase yield.
- Uniquely equipped to handle higher temperatures and drier climates better than many other crops contributing to sustainability, as well as, food security.
- Until S&W's development in sorghum technology, sorghum had been without sufficient research investments to successfully support step change to improve the crop's productivity.
- As farmers increasingly recognize the value of new management tools, corresponding risk reduction/yield enhancement through controlling grasses and more robust crop grazing safety technologies, these superior traits are expected to drive greater numbers of sorghum acres planted





Value of Growing Grain Sorghum

S&W SEED COMPANY

- As water resources become more strained, growers are looking for drought tolerant solutions
- Sorghum consistently delivered an increased net revenue/acre compared to other crops



Corn vs Sorghum ROI
Dryland Acres
1000
900
800
700
600
500
400
300
200
100
0
Revenue / Acre
3
2.5
2
1.5
1
0.5
0
Return on Investment
281
579
350
229
Corn
Sorghum
Cost
Net Revenue
ROI



Corn vs Sorghum ROI
Irrigated Acres
1400
1200
1000
800
600
400
200
0
Revenue / Acre
3
2.5
2
1.5
1
0.5
0
Return on Investment
642
534
485
329
Corn
Sorghum
Cost
Net Revenue
ROI

Source: Kansas State University, 2024. Crop Budgets Yield Data.

S&W Sorghum Trait Technology Pipeline

Expectations for next 10 years


Proprietary Traits
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
DT® Grain
Commercialization – launched in 2021, captured 6% market share in 2 years
DT® Forage
Phase 3
Commercialization
Prussic Acid Free™
Phase 2
Phase 3
Commercialization
DT2
Phase 2
Phase 3
Commercialization
DT® + Prussic Acid Free™
Introgression
Phase 1,2 & 3
Commercialization
Broad Spectrum HT
Discovery
Introgression
Phase 1,2 & 3
Commercialization
Insect Tolerant
Discovery
Introgression
Phase 1,2 & 3
Commercialization

While few companies have launched value added technology in a sorghum seed crop, the S&W Seed Research Team has hit every trait-related deliverable set in our 2020 strategy outline.

Proprietary Sorghum Trait Technology Portfolio

Novel and proprietary products driving value for farmers.

- **Double Team™ Grain Sorghum**
  Commercial Launch in 2022
  We believe Double Team™ Sorghum is the best over-the-top grass control trait on the market

- **Double Team™ Forage Sorghum**
  Anticipated Commercial Launch in 2024
  Double Team's non-GMO tolerance to broad spectrum grass herbicide to be applied to Forage Sorghum

- **DT2™ Forage Sorghum**
  Anticipated Commercial Launch in 2025
  Double Team's non-GMO tolerance to broad spectrum grass herbicide to be applied to Grain and Forage Sorghum with increased Spray Flexibility



UNTREATED SORGHUM

Conventional Sorghum – Herbicides to control grass kill Sorghum crop

Field overrun by grassy weeds Potential near-total yield loss due to weed competition



TREATED WITH DOUBLE TEAM

DT™ Sorghum is tolerant to First Act Herbicide

Grassy weeds eliminated

Higher return on investment for trait technology and herbicide system

Double Team Trait Delivers Increased Yields

- Improved yields on fields with varying weed pressure
- Double Team trait provides incremental value over conventional hybrids
- Superior weed control from Double Team provides peace of mind and less effort needed to control in-season grass weeds


2023 Trait Yield Performance
(bushels/acre)
120
100
80
60
40
20
0
102.5
87.8
98.5
Double Team
iGrowth
Conventional

Source: S&W Field Trial Performance, 2023. 9 locations across Kansas

Double Team Brand Comparison – Grower Survey

- Data reflects a strong market position for Double Team™ Sorghum in terms of user preference
- Respondents overwhelmingly perceive Double Team™ Sorghum as superior to other sorghum seeds
- Almost half of the respondents, 48.8%, consider Double Team™ Sorghum to be "Much better" than other sorghum seeds, highlighting a strong preference for this brand.

Q: "How does Double Team™ Sorghum compare to other sorghum seeds?" *(n = 41)*



Much better
48.8%
Somewhat better
29.3%
About the same
17.1%
Somewhat worse
4.9%
Much worse
Not applicable
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%

Source: Brandata, Q4 2023.
Double Team brand health survey of 250 respondents across CO, KS, NE, OK, SD, TX who grow or support indirectly grain or silage sorghum.

Growers are **Highly Satisfied** with Double Team

- Superior grass weed control protects yields under high weed pressure
- Double Team delivers a positive return on investment, increasing overall profitability
- Feedback from growers is positive on value, satisfaction and performance of the system


"Double Team sorghum has provided a viable and potentially superior option from traditional forage and grain crops, at a most efficient cost of production."
—Mike Cline,
Double Team grower


Double Team
SORGHUM CROPPING SOLUTION
" Last year was really dry and my pre's didn't work well. I sprayed FirstAct Herbicide on my Double Team Sorghum and it worked really well. It was as good or better than any other sorghum field on my farm. Double Team is a no-brainer. I am all in on Double Team for next year."
Travis Madsen
Underwood, SD

- 100% of growers who used Double Team said they were satisfied with the grass weed control
- 100% of growers who tried the Double Team system said they would be increasing acres in the coming year
- 87% of growers who used Double Team stated they were satisfied with the performance
- 87% of growers saw the value of Double Team
- 100% of growers said Double Team was an easy-to-use system

Source: S&W Grower Survey, 2022.
Survey of 8 Double Team grain sorghum growers conducted to capture feedback.

2024 Brand & Acre Intentions vs. 2023

- Growers do not appear to be making significant changes in 2024.

Trait	Growers: 2024 # of growers (n=)	Growers: 2023 # of growers (n=)	Growers: Grower Difference (2024-2023)	Total Acres: 2024 Total Acres	Total Acres: 2023 Total Acres	Total Acres: Acre Difference (2024-2023)	% of Total: 2024 % of Total Acres	% of Total: 2023 % of Total Acres	% of Total: % Difference (2024-2023)
Conventional	(n=90)	(n=96)	-6	79,779	94,364	-14,585	77%	82%	-5%
Double Team	**(n=33)**	**(n=30)**	**+3**	**12,035**	**10,826**	**+1,209**	**12%**	**9%**	**+2%**
iGrowth	(n=2)*	(n=1)*	+1	1,080	1,000	+80	1%	1%	+0.2%
Inzen	(n=6)*	(n=2)*	+4	1,720	2,400	-680	2%	2%	-0.4%

Base: All Growers (n=110)
Q30. What brands and traits of grain sorghum do you intend to plant next season, in 2024?
Q31. How many acres of grain sorghum do you expect to plant each of the following brands & traits this season in 2024? Please indicate the number of acres you expect to plant for each brand/trait on dryland & irrigated acres.
* Caution: Small sample size. Interpret with caution.

Source: Forward Group, Q1 2024.
2024 Grain Sorghum Pricing study survey of 110 sorghum growers located across KS, TX, CO, OK, NE, SD.

Proprietary Sorghum Trait Technology Portfolio

Novel and proprietary products driving value for farmers.

- **Prussic-Free Sorghum**

  Anticipated Commercial Launch in 2025

  Prussic-Free Sorghum is designed to remove naturally toxic metabolite from stressed forage sorghum for safe, worry-free grazing and hay

- **Stacked Trait Double Team™ Grain and Forage Sorghum + Prussic Acid Free**

  Anticipated Commercial Launch in 2026

  Double Team™ Sorghum over-the-top grass control trait to be stacked with PAF, resulting in safe, worry-free grazing and hay



Prussic Acid Free

Irrigated Prussic Acid Free sorghum that has been grazed for two weeks.



Prussic Acid Free WITH DOUBLE TEAM

Superior grass control and ability to graze in a much wider grazing window

Double Team Commercialization Approach

S&W SEED COMPANY

Dual commercialization strategy to reach key global markets and drive adoption

- Drive sales through our S&W-owned Sorghum Partners brand and/or other S&W brands.
- Align with independent seed companies with current market leading brands in key grain and forage sorghum markets to maximize market penetration through licensing of S&W germplasm and/or traits.
- S&W, and its commitment to sorghum of R&D and Sales, is the leading partner because of the commitment to provide access to elite genetics and traits through multiple options of purchasing the finished good.



UNITED STATES (Commercial Launch in 2022)
2023 6.5M
MEXICO
2023 3.5M
BRAZIL
2023 5.4M
AUSTRALIA
2023 1.4M
ARGENTINA
2023 1.5M

UNITED STATES	MEXICO	BRAZIL	AUSTRALIA	ARGENTINA
SORGHUM PARTNERS	SORGHUM PARTNERS	S&W SEED COMPANY		S&W SEED COMPANY
License	License	License	License	License

Argentina Herbicide Tolerant Spray Trials

- Objective - Determine the effect of the herbicides Quizalofop 100 EC and Propaquizafop 100 EC (ADM.06350.H.1.A) on the growth of the sorghum crop and the response to the trait.
- Partnering with ADAMA, Tobin /RAGT and NVS on herbicide treatments evaluating homozygous DT traited hybrids tolerance to Quizalofop and Propaquizafop.
- Spraying at V3, V5
- Plots established in December 2023, sprayed in January 2024.



Herbicide spray trials being conducted on next generation Double Team which will allow growers to apply FirstAct at a much earlier growth stage of the sorghum.



Sorghum plants in the same trial showing excellent tolerance to early applications of FirstAct on sorghum. Plants on either side of the two rows were hybrids not tolerant to FirstAct. DT trait hybrids showing excellent growth.

2024 Trial Locations: Carmen de Areco, Jesus Maria and Pirane

Multiple Potential Growth Drivers

Company guidance of 77% to 115% trait technology revenue growth anticipated in FY 2024.





- Continue to drive Double Team Grain Sorghum adoption through Sorghum Partners brand in U.S., as well as through licensing agreements.
- Launch new trait technology products in the U.S. with two key products set to be commercially introduced in next 2 years (Double Team Forage and Prussic Acid Free).
- Introduce first "stacked traits" by combining Double Team and Prussic Acid Free in a single seed option to add value for farmers and improve profitability for S&W.
- Expand internationally through branding and licensing (Australia & Mexico) and through licensing agreements in other key international sorghum markets (Brazil & Argentina).
- Growth in sorghum acres expected over next decade driven by S&W's introduction of technology that allows for a step change in productivity compared to competing crops, such as corn, which are less adapted for acres with limited water and higher temperatures.

Sorghum Technology Overview

Fast growing, higher-margin proprietary business with differentiated technology in a historically under innovated crop.



U.S. Sorghum Revenue
FY Ends June 30
($ in Millions)
$25
$20
$15
$10
$5
$0
$10.0
$11.0
$10.3
$2.7
$12.0
$6.5
$9-$10.5
$11.5-$14
2020
2021
2022
2023
2024 Guidance
Conventional
Trait



U.S. Double Team
Expected Market Share Growth
(internal estimate)
30%
25%
20%
15%
10%
5%
0%
2%
6%
11%
15%
20%
25%
2022
2023
2024 E
2025 E
2026 E
2027 E
Actual
Internal Estimate

Alfalfa / Forage

ONE OF THE LARGEST ALFALFA COMPANIES IN THE WORLD

International Alfalfa / Forage

S&W has strong customer base and market share.

- **Proprietary alfalfa seed and pasture products addressing non-U.S. global markets**
  - Alfalfa, Medic, Sub Clovers, Annual Clovers, Vetch, Forage Cereals, Grasses and Pasture Species
- **Strong and diversified alfalfa production and distribution**
  - One of the largest forage seed businesses in Australia
  - Distribution to more than 30 countries
  - Northern and southern hemisphere diversification
  - 40-year history in many key international markets
- **Focused on driving operational efficiencies to maximize profitability**
  - Working to optimize production capabilities by right sizing supply chain footprint into a more streamlined and efficient operation resulting in the closure of some underutilized facilities to drive down the cost of goods sold
  - Developing an enhanced sales and marketing approach that highlights the benefits of our forage solutions around the world


International Forage Revenue
FY Ends June 30
($ in Millions)
$70
$60
$50
$40
$30
$20
$10
$0
$35
$43
$47
$44
$45-$50
2020
2021
2022
2023
2024
Guidance

U.S. Alfalfa/Forage

Unique germplasm facing unclear domestic environment, with future margin improvement opportunities.

- **Long dormant alfalfa history**
  - Germplasm base purchased from Pioneer® consisting of thousands of unique breeding parents and varieties, with an emphasis on high yield and forage quality, and developing alfalfa varieties with resistance to disease and stress
- **Focused on driving operational efficiencies to maximize profitability**
  - Breeding station and processing facility in Nampa, Idaho recently assigned to Shell biofuel joint venture



U.S. Forage Revenue
FY Ends June 30
($ in Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
$11
$13
$11
$11
$9
2020
2021
2022
2023
2024 Guidance

Biofuels

Partnership with Shell Oil

Camelina/ Biofuels Joint Venture

Partnership with Shell (NYSE: SHEL)

Worldwide JV (named Vision Bioenergy Oilseeds LLC) (VBO) with Shell plc for the purpose of developing novel plant genetics, increasing oil seed cover crop acres and managing the crushing of these new acres for biofuel, green diesel, and jet fuel production.

- Shell plc operates as an energy and petrochemical company operating through Integrated Gas, Upstream, Marketing, Chemicals and Products, and Renewables and Energy Solutions segments.
- Goal is to develop commercially viable oilseed with the potential to be a sustainable feedstock source for the energy transition. Camelina also is recognized as a low greenhouse gas cover crop in the US. Cover crops are planted between main crop growing seasons, with the aim of not influencing the price or availability of crops grown for food and feed. Using effective controls and management, Camelina has the potential to provide sustainable feedstocks, and create social and environmental co-benefits by diversifying farmers' income streams and reducing soil erosion.
- Biofuels, such as those made from Camelina oil, may be an effective way to help decarbonize customers in hard-to-abate sectors, where energy density in fuels is key, including the aviation, marine, and heavy-duty road transport sectors.
- Shell and the JV have executed an Offtake Agreement pursuant to which Shell will purchase the available Camelina grain and use Camelina oil to produce sustainable biofuels.
- Initial grain production in 2023 was 3,800 acres. In 2024 it is expected to be 20,000 - 25,000 acres.

$20M

S&W received $13 million cash from Shell ($7 million upfront and another $6 million in Feb. 2024) plus $7 million for Nampa facility debt pay off.

$25M

Shell contributed $13 million cash upfront and made an additional $12 million cash contribution in Feb. 2024 to fund operations of the JV.

34%

S&W initially owns 34% of the JV with Shell owning 66%.

Upon the achievement of certain specified milestones, S&W is eligible to receive up to an additional aggregate 10% interest in the JV. In addition, S&W has an option to purchase a 6% membership interest from Shell at any time on or before the fifth anniversary of the closing (February 6, 2028)

VISION Bioenergy Oilseeds

Growing the Future of Energy™

Empowering Farmers in the Biofuel Market

Who: Agriculture industry experts

Mission: Produce feedstock for ultra-low carbon biofuel

What: Contract with producers to grow Camelina to be refined into:

1. **Oilseed Crop –** Ideal feedstock for biofuel
2. **Oil -** Renewable Diesel & Sustainable Aviation Fuel
3. **Meal -** High-Protein Animal Feed

Market: Shell Energy

Joint Venture - Shell (66%) & S&W Seed Co (34%)





A Fully Integrated Company: Upstream Business Model

S&W SEED COMPANY

Genetics & Plant Breeding

Biotech Lab in TX, R&D Station in ID





Seed Production

Contracts in Pacific Northwest





Seed Processing, Packing and Shipping

State-of-the-Art Facility in Nampa ID





VISION BIOENERGY OILSEEDS

A Fully Integrated Company: Downstream Business Model

S&W SEED COMPANY



Contract Acres



Expert Agronomic Support



Grain Aggregation & Shipping

Shell Purchases Grain



Crush Facilities

Renewable Diesel
Sustainable Aviation Fuel

Camelina Oil



Meal: High-Protein Animal Feed

VISION BIOENERGY OILSEEDS

Financial Results

Revenue
FY ENDS JUNE


Annual
($ in Millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$76-$82
$19.7
$14.2
$59.9
$69.8
$71.4
$73.5
2020
2021
2022
2023
2024 Guidance
Core Revenue
Pioneer Seed Revenue


Year-to-Date (Unaudited)
($ in Millions)
$35
$30
$25
$20
$15
$10
$5
$0
$32.8
$27.3
YTD Q223
YTD Q224

GAAP Gross Margins
FY ENDS JUNE



Annual
35%
30%
25%
20%
15%
10%
5%
0%
18.8%
16.3%
8.9%
19.8%
24-26%
2020
2021
2022
2023
2024 Guidance



Year-to-Date (Unaudited)
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.1%
30.4%
YTD Q223
YTD Q224

Adjusted Operating Expenses*

FY ENDS JUNE


Annual
($ in Millions)
$35
$30
$25
$20
$15
$10
$5
$0
$27.9
$30.4
$32.0
$26.4
$26.4
2020
2021
2022
2023
2024 Guidance


Year-to-Date (Unaudited)
($ in Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
$14.1
$13.4
YTD Q223
YTD Q224

*Adjusted operating expenses is GAAP operating expenses adjusted to exclude depreciation and amortization, non-recurring transaction costs, goodwill impairment, and loss (gain) on disposal of property, plant, and equipment, and non-recurring transaction costs.

Adjusted EBITDA*

FY ENDS JUNE



Annual
($ in Millions)
$5
$0
($5)
($10)
($15)
($20)
($25)
($30)
($9.7)
($13.1)
($23.6)
($9.3)
$(4)-$(7.5)
2020
2021
2022
2023
2024 Guidance



Year-to-Date (Unaudited)
($ in Millions)
$5.0
$3.0
$1.0
($1.0)
($3.0)
($5.0)
($7.0)
($6.2)
($4.6)
YTD Q223
YTD Q224

*See Appendix for reconciliation with GAAP Net Income (Loss)

Selected Balance Sheet

S&W SEED COMPANY

($ in Millions)	6/30/20	6/30/21	6/30/22	6/30/23	12/31/23*
Cash and cash equivalents	$4.1	$3.5	$2.1	$3.4	$1.1
Accounts receivable, net	$19.0	$19.4	$19.1	$24.6	$20.0
Notes receivable (from Shell and Trigall)	-	-	-	$6.8	$7.0
Inventory	$63.9	$63.4	$54.5	$45.1	$46.0
Equity method investments (Shell JV and others)	-	-	$0.4	$23.1	$21.6
Total assets	$156.0	$151.5	$133.8	$152.0	$143.7
Working capital lines	$27.0	$33.9	$34.4	$44.9	$43.6
Other debt	$16.1	$13.3	$12.3	$8.3	$9.3
Total shareholder's equity	$81.3	$74.4	$51.4	$68.8	$56.8
Net working capital	$35.8	$26.8	$28.9	$12.8	$2.6

*Unaudited

Shell Joint Venture

- $6 million paid to S&W in February 2024

Wheat Joint Venture

- $1 million paid to S&W in January 2024

Recent Banking Activity

- Extended credit facilities with National Australia Bank Limited (NAB) in November 2023.

Our Leadership **Team**

Management



Mark Herrmann
CEO



Vanessa Baughman
CFO



Cameron Henley
Managing Director, International



Dennis Jury
SVP, Int'l Production & Supply Chain



Brent Johnson
VP Sales and Marketing, Americas

Board of Directors



Alan Willits, Chairman
Cargill



Mark Wong
Former CEO S&W



Mark Harvey
Founder S&W Australia



Alexander Matina
MFP Investors LLC



Betsy Horton
Former CFO S&W



Jeff Rona
Ovid Therapeutics



S&W Seed Company





Appendix

Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial measures included in this presentation that are calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), the Company has provided the following non-GAAP financial measures in this presentation: adjusted EBITDA and adjusted operating expenses. S&W uses these non-GAAP financial measures internally to facilitate period-to-period comparisons and analysis of its operating performance and liquidity, and believes they are useful to investors as a supplement to GAAP measures in analyzing, trending and benchmarking the performance and value of the Company's business. However, these measures are not intended to be a substitute for those reported in accordance with GAAP. These measures may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as GAAP net income (loss) adjusted to exclude non-recurring transaction costs, other finance expenses, non-cash stock-based compensation, depreciation and amortization, foreign currency (gain) loss, goodwill impairment charges, gain on disposal of intangible assets, gain on sale of business interest, gain on sale of equity investment, equity in loss of equity method investee (Vision Bioenergy), net of tax, dividends accrued for participating securities and accretion, change in estimated fair value of assets held for sale, change in contingent consideration obligations, loss on extinguishment of debt, interest expense – amortization of debt discount, interest expense, net, and provision (benefit) for income taxes.

Adjusted operating expenses is a non-GAAP measure that the Company defines as GAAP operating expenses adjusted to exclude depreciation and amortization, non-recurring transaction costs, goodwill impairment, and loss (gain) on disposal of property, plant, and equipment.

The Company believes that the use of adjusted EBITDA and adjusted operating expenses is useful to investors and other users of the Company's financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. The Company uses these non-GAAP measures in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. Management does not place undue reliance on these non-GAAP measures as their only measures of operating performance. These non-GAAP measures should not be considered as substitutes for other measures of financial performance reported in accordance with GAAP.

The Company has not reconciled expected 2024 adjusted EBITDA to net income (loss) because the Company has not provided assumptions for the other line items that are reconciling items, including interest expense, non-cash stock-based compensation, foreign currency (gain) loss, and equity in loss of equity method investees (Vision Bioenergy), net of tax, among others. As these items are out of the Company's control and cannot be reasonably predicted, the Company is unable to provide such an outlook. Accordingly, reconciliation of these non-GAAP measures to their most directly comparable GAAP measures is not available without unreasonable efforts.

Non-GAAP Adjusted EBITDA

	2020	2021	2022	2023	YTD Q2 2023*	YTD Q2 2024*
Net income (loss) attributed to S&W Seed Company	(19,674,324)	(19,170,967)	(36,395,350)	14,410,078	(10,494,946)	(12,418,481)
Non-recurring transaction costs	792,993	20,000	138,489	1,240,274	262,618	323,499
Other finance expenses (Other expense)				1,458,168		
Non-cash stock-based compensation	1,167,951	1,766,353	2,267,180	1,932,416	762,006	695,147
Depreciation and amortization	5,036,464	5,469,581	5,460,321	4,768,809	2,590,338	2,145,042
Foreign currency (gain) loss	98,620	(94,214)	777,913	859,696	367,539	616,486
Goodwill impairment charges			1,548,324			
Gain on disposal of intangible assets				(1,796,252)	(1,796,252)	
Gain on sale of business interest				(38,167,102)		
Gain on sale of equity investment			(68,967)	(32,030)	(32,030)	
Equity in loss of equity method investee (Vision Bioenergy), net of tax				1,089,346		1,354,012
Dividends accrued for participating securities and accretion			(166,298)	(469,329)	(228,123)	(244,476)
Change in estimated fair value of assets held for sale	92,931					
Change in contingent consideration obligation	(302,139)	(4,016,904)	(714,429)			
Loss on extinguishment of debt	140,638					
Interest expense - amortization of debt discount	555,049	689,514	898,497	1,975,938	861,755	901,591
Interest expense, net	1,970,882	2,283,215	2,212,302	4,184,067	1,879,006	2,743,759
Provision for (benefit from) income taxes	385,968	(24,358)	413,423	(763,639)	(383,960)	(755,778)
Non-GAAP adjusted EBITDA	(9,734,967)	(13,077,780)	(23,628,595)	(9,309,561)	(6,212,049)	(4,639,199)

*Unaudited

Non-GAAP Operating Expenses

	2020	2021	2022	2023	YTD Q2 2023*	YTD Q2 2024*
Operating Expenses	33,698,011	33,946,158	39,158,929	32,481,603	16,903,249	15,804,014
Less:						
Depreciation and Amortization	(5,036,464)	(5,469,581)	(5,460,321)	(4,768,809)	(2,590,338)	(2,145,042)
Non-recurring transaction costs	(765,417)	(20,000)	(138,489)	(1,240,274)	(262,618)	(323,499)
Goodwill Impairment			(1,548,324)			
Loss (gain) on property, plant, and equipment	23,299	1,906,738	31,088	(44,335)	4,411	101,690
Non-GAAP adjusted operating expenses	27,919,429	30,363,315	32,042,883	26,428,185	14,054,704	13,437,163

*Unaudited